                                                                    EXHIBIT 10.4

                      THIRD AMENDMENT TO CREDIT AGREEMENT


          THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of July 1, 1996, is between NATIONAL AMERICAN CORPORATION, a Nevada corporation ("Borrower") and THOUSAND TRAILS, INC., a Delaware corporation and the successor by merger to USTrails Inc., a Nevada corporation ("Lender").

          WHEREAS, Borrower and Lender entered into a Credit Agreement, dated as of December 31, 1991 (the "Original Credit Agreement");

          WHEREAS, Borrower and Lender amended the Original Credit Agreement pursuant to the First Amendment to Credit Agreement dated as of June 30, 1993, and the Second Amendment to Credit Agreement dated as of November 10, 1994 (together with the Original Credit Agreement, the "Credit Agreement");

          WHEREAS, Borrower and Lender wish to amend the Credit Agreement in certain respects;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and agreements contained herein, the parties hereto agree as follows:

          1.  Definitions.  Capitalized terms not defined herein shall have the
              -----------
meaning ascribed to them in the Credit Agreement.

          2.  Amendment of Section 1.01.30.  Section 1.01.30 of the Credit
              ----------------------------
Agreement is hereby amended and restated in its entirety to read as follows:

          "Section 1.01.30 "MATURITY DATE" means the earlier of December 31, 1999, or the date the Term Loan shall become due and payable pursuant to
     Section 6.01.

          3.  Amendment of Section 1.01.42.  Section 1.01.42 of the Credit
              ----------------------------
Agreement is hereby amended and restated in its entirety to read as follows:

          1.01.42 "TERMINATION DATE" means the earliest of December 31, 1999, or the date of termination in whole of the commitment to make Revolving Credit Loans pursuant to Section 2.03 or Section 6.01.

          4.  Amendment of Section 2.05(a).  Section 2.05(a) of the Credit
              ----------------------------
Agreement is hereby amended and restated in its entirety to read as follows:

          (a) REVOLVING CREDIT LOANS AND TERM LOAN. Subject to Section 2.05(b), during such periods as Revolving Credit Loans and Term Loan shall be outstanding, effective as of July 1, 1996, a rate per annum equal at all times to the lesser of (i) nine per cent (9%) per annum, or (ii) the Highest Lawful Rate.

          5.  Substitution of Notes.
              ---------------------

          (a) Concurrently with the execution of this Amendment, Borrower shall execute a promissory note in the form attached hereto as Exhibit A (the "New Revolving Credit Note"), which shall renew, restate and extend, and shall not extinguish, the entire unpaid principal balance of the Revolving Credit Note. Upon delivery to Lender of the

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New Revolving Credit Note duly executed by Borrower, Lender shall deliver the
New Revolving Credit Note as collateral to Foothill Capital Corporation ("Foothill"), and request Foothill to cancel the current Revolving Credit Note, and the New Revolving Credit Note shall become the Revolving Credit Note, as such term is defined in the Credit Agreement.

          (b) Concurrently with the execution of this Amendment, Borrower shall execute a promissory note in the form attached hereto as Exhibit B (the "New Term Loan Note"), which shall renew, restate and extend, and shall not extinguish, the entire unpaid principal balance of the Term Loan Note. Upon delivery to Lender of the New Term Loan Note duly executed by Borrower, Lender shall deliver the New Term Loan Note as collateral to Foothill Capital Corporation ("Foothill"), and request Foothill to cancel the current Term Loan Note, and the New Term Loan Note shall become the Term Loan Note, as such term is defined in the Credit Agreement.

          6.  Amendment of Loan Documents and Further Assurances.  If requested
              --------------------------------------------------
by Lender, Borrower shall execute and deliver such documents and other instruments, and make such filings and take such action, including amendment of the Mortgages and other Loan Documents to secure Borrower's obligations under the Credit Agreement as amended hereby and to ratify and confirm the liens and security interests granted by the other Loan Documents.

          7.  Amounts Presently Outstanding.  Borrower hereby acknowledges and
              -----------------------------
agrees that, as of July 1, 1996, the principal amount outstanding (i) under the Revolving Credit Loans was $18,241,711.98, and (ii) under the Term Loan was $10,765,000.

          8.  Effect on the Loan Documents.  Except as expressly amended or
              ----------------------------
modified by this Amendment, the Credit Agreement and the other Loan Documents are in all respects ratified and confirmed and all terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

          9.  Execution in Counterparts.  This Amendment may be executed in
              -------------------------
counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          10.  Headings.  The section headings herein are for convenience only
               --------
and shall not affect the construction hereof.

          11.  Binding Effect.  This Amendment shall be binding upon and inure
               --------------
to the benefit of the Borrower and Lender and their respective successors and assigns.

          12.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED
               -------------
AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

          13.  FINAL AGREEMENT OF THE PARTIES.  THIS AMENDMENT, TOGETHER WITH
               ------------------------------
THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, CONSTITUTES A "LOAN AGREEMENT" FOR THE PURPOSES OF SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR

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SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN
THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BORROWER:                     NATIONAL AMERICAN CORPORATION



                              By: s/Harry J. White, Jr.
                                  -------------------------------------
                              Name: Harry J. White, Jr.
                                    -----------------------------------
                              Title:  Vice President
                                      ---------------------------------


LENDER:                       THOUSAND TRAILS, INC.



                              By: s/William J. Shaw
                                  -------------------------------------
                              Name: William J. Shaw
                                    -----------------------------------
                              Title:  Vice President
                                      ---------------------------------


ACKNOWLEDGED:

FOOTHILL CAPITAL CORPORATION,
as assignee of the indebtedness owed to
Lender under the Credit Agreement


By: s/Kurt R. Marsden
    -----------------------------------
Name: Kurt R. Marsden
      ---------------------------------
Title: Assistant Vice President
       --------------------------------

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ACCEPTED AND AGREED TO WITH
RESPECT TO THE GUARANTY AND
SECURITY AGREEMENT, AS OF THE
DATE FIRST ABOVE WRITTEN.


SUBSIDIARIES:
------------

BEECH MOUNTAIN LAKES CORPORATION
CAROLINA LANDING CORPORATION
CARRIAGE MANOR CORPORATION
CHEROKEE LANDING CORPORATION
CHIEF CREEK CORPORATION
DIXIE RESORT CORPORATION
FOXWOOD CORPORATION
G L LAND DEVELOPMENT, INC.
LAKE ROYALE CORPORATION
LAKE TANSI CORPORATION
LML RESORT CORPORATION
NATCHEZ TRACE WILDERNESS PRESERVE CORPORATION
QUAIL HOLLOW PLANTATION CORPORATION
QUAIL HOLLOW VILLAGE, INC.
RECREATION LAND CORPORATION
RECREATION PROPERTIES, INC.
RESORT LAND CORPORATION
TANSI RESORT, INC.
THE KINSTON CORPORATION
THE VILLAS OF HICKORY HILLS, INC.
WESTERN FUND CORPORATION
WESTWIND MANOR CORPORATION
WOLF RUN MANOR CORPORATION



By: s/Harry J. White, Jr.
    -------------------------------------
   Name:  Harry J. White, Jr.
          -------------------------------
  Title:  Vice President
          -------------------------------

                                       4
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                                   EXHIBIT A
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE
                   ------------------------------------------

$40,000,000                                                Dated:  July 1, 1996

          FOR VALUE RECEIVED, the undersigned, NATIONAL AMERICAN CORPORATION, a Nevada corporation ( "Borrower"), hereby promises to pay to the order of THOUSAND TRAILS, INC., a Delaware corporation and the successor by merger to USTRAILS INC. ("Lender"), the principal sum of FORTY MILLION DOLLARS ($40,000,000) or, if less, the aggregate principal amount as may from time to time be outstanding of the Revolving Advances (as hereinafter defined) made by the Lender to the Borrower pursuant to the Credit Agreement (as hereinafter defined) on the terms and in the amounts as set forth in the Credit Agreement together with interest on the unpaid principal balance of each Revolving Advance from the date of such Advance until said principal amount is paid in full. On the Termination Date, the Borrower shall repay in full all then outstanding obligations under the Loans including the principal amount of all then outstanding Revolving Credit Loans. The Borrower shall pay interest on the unpaid principal amount of this Revolving Credit Note, from the date hereof until such principal amount shall be paid in full, at the following rates per annum, payable monthly in arrears on the last day of each month, and on the date principal is due, whether at stated maturity, on acceleration or otherwise (provided that interest on any past due payment shall be payable on demand): a rate per annum equal at all times to (x) the lesser of (i) nine percent (9%) per annum, or (ii) the Highest Lawful Rate: provided, however, upon the occurrence
                                        --------  -------
and during the continuance of an Event of Default, interest on all outstanding Revolving Credit Loans shall instead accrue at a rate per annum equal at all times to (y) the lesser of (i) the Highest Lawful Rate and (ii) 2% per annum above the rate per annum otherwise required to be paid on such Revolving Advances pursuant to clause (x) above.

          This Revolving Credit Note renews, restates and extends, and does not extinguish, indebtedness in the amount of $18,241,711.98 representing the entire unpaid principal balance under the Revolving Credit Note dated November 10, 1994 (the "1994 Credit Note"), made by Borrower in favor of Lender in the original principal amount of $40,000,000.

          This Revolving Credit Note shall constitute the Revolving Credit Note referred to in, and is entitled to the benefits of and obligations pertaining to, the Credit Agreement dated as of December 31, 1991 (as amended, the "Credit Agreement"), between Borrower and Lender, and all liens, assignments and security interests in connection therewith.

          Both principal and interest are payable in lawful money of the United States of America to the Lender at 2711 LBJ Freeway, Suite 200, Dallas, Texas 75234, in same day funds. Each Revolving Advance made by Lender to Borrower pursuant to the Credit Agreement and all payments made on account of principal hereof shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Note.

          Borrower hereby waives presentment, notice of dishonor and protest.

          The Credit Agreement, among other things, (i) provides for the making of advances (the "Revolving Advances") by Lender to Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of Borrower resulting from each such Revolving Advance being evidenced by this Revolving Credit Note, (ii) contains provisions for acceleration of

                                       5
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the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and (iii) provides that the obligations of Borrower under the Credit Agreement, including obligations under this Note, are secured by the Guaranty, the Security Agreement, the Mortgages and the other Loan Documents (other than this Note and the Term Loan Note), which are hereby ratified, confirmed, brought forward, renewed, extended and rearranged, as security for the payment of this Amended and Restated Revolving Credit Note, in addition to and cumulative of all other security for this Note. All terms not expressly defined herein shall have the same definitions as set forth in the Credit Agreement.

          The validity, meaning, enforceability and effect of this Revolving Credit Note shall be governed by the laws of the State of Texas.

                                            NATIONAL AMERICAN CORPORATION



                                        By:  ___________________________________
                                         Its:  _________________________________

                                       6
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                         REVOLVING CREDIT NOTE (Cont'd)
                       ADVANCES AND PAYMENTS OF PRINCIPAL

                                           Amount of
                       Amount of           Principal             Notation
      Date                Loan              Repaid                Made By
---------------   -----------------  --------------------  ---------------------

   7/1/96          $18,241,711.98
---------------   -----------------  --------------------  ---------------------

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                                       7

                                   EXHIBIT B
                      AMENDED AND RESTATED TERM LOAN NOTE
                      -----------------------------------


10,765,000                                                 Dated:  July 1, 1996

          FOR VALUE RECEIVED, the undersigned, NATIONAL AMERICAN CORPORATION, a Nevada corporation (the "Borrower"), hereby promises to pay to the order of THOUSAND TRAILS, INC., a Delaware corporation corporation and the successor by merger to USTRAILS INC. (the "Lender"), the principal amount of Ten Million Seven Hundred Sixty Five Thousand Dollars ($10,765,000) pursuant to and in accordance with the terms of the Credit Agreement (as hereinafter defined) together with interest on the unpaid principal balance of this Term Loan Note from the date hereof until said principal amount is paid in full. The Borrower shall repay the outstanding principal amount of the Term Loan on the Maturity Date. The Borrower shall pay interest on the unpaid principal amount of this Term Loan Note, from the date hereof until such principal amount shall be paid in full, at the following rates per annum, payable monthly in arrears on the last day of each month, and on the date principal is due, whether at stated maturity, on acceleration or otherwise (provided that interest on any past due payment shall be payable on demand): a rate per annum equal at all times to (x) the lesser of (i) nine per cent (9%) per annum, or (ii) the Highest Lawful Rate; provided, however, upon the occurrence and during the continuance of an Event of Default, interest on all outstanding principal shall instead accrue at a rate per annum equal at all times to (y) the lesser of (i) the Highest Lawful Rate and (ii) 2% per annum above the rate per annum otherwise required to be paid on such principal amount pursuant to clause (x) above.

          This Term Loan Note renews, restates and extends, and does not extinguish, indebtedness in the amount of $10,765,000 representing the entire unpaid principal amount of the Term Loan Note dated November 10, 1994 (the "1994 Term Note"), made by Borrower in favor of Lender in the original principal amount of $10,765,000.

          This Term Loan Note shall constitute the Term Loan Note referred to in, and is entitled to the benefits of and subject to the obligations provided in, the Credit Agreement dated as of December 31, 1991 (as amended, the "Credit Agreement") between Borrower and Lender, and all liens, assignments and security interests in connection therewith.

          Both principal and interest are payable in lawful money of the United States of America to the Lender at 2711 LBJ Freeway, Suite 200, Dallas, Texas 75234, in same day funds.

          Borrower hereby waives presentment, notice of dishonor and protest.

          The Credit Agreement, among other things, (i) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and (ii) provides that the obligations of Borrower under the Credit Agreement, including obligations under this Note, are secured by the Guaranty, the Security Agreement, the Mortgages and the other Loan Documents (other than this Note and the Revolving Credit Note), which are hereby ratified, confirmed, brought forward, renewed, extended and rearranged, as security for the payment of this Amended and Restated Term Loan Note, in addition to and cumulative of all other security for this Note. All terms not expressly defined herein shall have the same definitions as set forth in the Credit Agreement.

          The validity, meaning, enforceability and effect of this Term Loan Note shall be governed by the laws of the State of Texas.

                              NATIONAL AMERICAN CORPORATION



                              By:  __________________________________
                              Its:   ________________________________

                                       9